UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2017

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras Street, Suite 1500 New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On October 15, 2017, the compensation committee (the “Committee”) of the board of directors of Tidewater Inc. (the “Company”) approved a simplified short-term incentive (“STI”) plan for the Company’s executives for the current year. The Company has previously announced that the Board approved a change in fiscal year to end December 31 (instead of March 31) and this STI plan will apply to the shortened (nine-month) period in this calendar year (from April 1 through December 31, 2017, the “Transition Period”).

In recent years, the Company’s STI plan for executive officers, adopted pursuant to a stockholder-approved annual incentive program (most recently approved in 2013), consisted of four equally-weighted performance metrics (two financial metrics, one safety metric, and one individual performance metric). Given the change in the Company’s fiscal year and its recent emergence from Chapter 11 bankruptcy, the Committee determined that the STI plan for executives during the Transition Period would be limited to the safety metric, both as a performance metric and in overall percentage bonus opportunity for each participant. On this basis, the target bonus opportunity for each of the Company’s named executive officers for the Transition Period, pro-rated for the nine-month performance period, is as follows: Quinn P. Fanning, $56,288; Jeff P. Gorski, $54,221; Bruce D. Lundstrom, $55,048; and Joseph M. Bennett, $41,453, which, in each case, is equal to 14.25% of their respective base salary. Depending on the level of performance, payout may range between 0-150% of target, and, subject to certain exceptions, the executive must be employed with the Company on the last day of the Transition Period in order to earn a bonus under this plan.

The STI arrangements for Jeffrey M. Platt, who served as President, CEO and a director of the Company through October 15, 2017, and Larry T. Rigdon, a sitting director who was appointed to serve as President and CEO on an interim basis following Mr. Platt’s resignation, were disclosed in a Form 8-K filed with the Securities and Exchange Commission on October 17, 2017.

The foregoing description of certain compensation arrangements is only a summary of such arrangements, does not purport to be complete, and is qualified in its entirety by reference to the full text of the underlying documents governing such arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Joseph M. Bennett
Joseph M. Bennett
Executive Vice President and Chief Investor Relations Officer

Date: October 18, 2017

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